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                                                                    EXHIBIT 10.2

1.      BASIC LEASE TERMS

        a.     DATE OF LEASE: November 4, 1996

        b. TENANT: EDEN Bioscience Corporation, a Washington Corporation Trade Name: _____________________________________________________
               Address (Leased Premises): 11816 North Creek Parkway N., Bothell,
                                          WA 98011
               Building/Unit: 05/All
               Address (For Notices): (same as above)
               Facsimile:_______________________________________________________

        c.     LANDLORD: North Creek Associates, a Joint Venture
               Address (For Notices): 19515 North Creek Parkway, Suite 214,
                                      Bothell, WA 98011
               Facsimile: (206) 343-7966
               with a copy to Koll Management Services, 4343 Von Karman Avenue, Newport Beach, CA 92660, Facsimile: (714) 833-3755; or to such other place as Landlord may from time to time designate by notice to Tenant.

        d. TENANT'S USE OF PREMISES: Research and development and manufacturing of plant vaccine and biocontrol products.

        e.     PREMISES AREA:               17,900       Rentable Square Feet

        f.     PROJECT AREA:                127,582      Rentable Square Feet

        g. TERM OF LEASE: This Lease shall commence on January 9, 1999 or such earlier or later date as is provided in Section 3 (the "Commencement Date"), and shall terminate on December 31, 2001 (the "Expiration Date").

        h.     BASE MONTHLY RENT: $8,500.00

        i.     RENT ADJUSTMENT (Initial One):

               (1) Step Increase: If this provision is initialed, the step adjustment provisions of Section 4.b(2) apply as follows:

                                DATES                       BASE MONTHLY RENT
                                -----                       -----------------
               April 1, 1999 - April 30, 1999                  $13,050.00
               May 1, 1999 - December 31, 1999                 $15,000.00
               January 1, 2000 - December 31, 2000             $16,000.00
               January 1, 2001 - December 31, 2001             $17,000.00

        j.     PREPAID RENT: $0.00

        k.     SECURITY DEPOSIT: $ 17,000.00 NON-REFUNDABLE CLEANING FEE: $ 0.00

        1.     BROKER(S): Paul Jerue, CB Commercial

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        m.     GUARANTORS:   N/A

        n.     ADDITIONAL SECTIONS:
               Additional sections of this lease numbered 30 are attached hereto and made a part hereof.

        o.     ADDITIONAL EXHIBITS:
               Additional exhibits lettered A through E are attached hereto and made a part hereof.

2.      PREMISES/COMMON AREAS/PROJECT.

        a.     PREMISES. Landlord leases to Tenant the premises described in
               Section 1 and in Exhibit A (the "Premises"), located in this project described on Exhibit B (the "Project"). By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do. Tenant represents and warrants that it agrees with the square footage specified for the Premises and the Project in Section 1 and will not hereafter challenge such determination and agreement.

        b. COMMON AREAS. As used in this Lease, "Common Areas" shall mean all portions of the Project not leased or demised for lease to specific tenants. During the Lease Term, Tenant and its licensees, invitees, customers and employees shall have the non-exclusive right to use the public portions of the Common Areas, including all parking areas, landscaped areas, entrances, lobbies, elevators, stairs, corridors, and public restrooms in common with Landlord, other Project tenants and their respective licensees, invitees, customers and employees. Landlord shall at all times have exclusive control and management of the Common Areas and no diminution thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent, provided such change does not materially interfere with Tenant's use of the Premises. Landlord in its discretion may increase, decrease or change the number, locations and dimensions of any Common Areas and other improvements shown on Exhibit A which are not within the Premises, provided such change does not materially interfere with Tenant's use of the Premises.

        c.     PROJECT.

               Landlord reserves the right in its sole discretion to modify or alter the configuration or number of buildings in the Project, provided only that upon such modification or alteration, the Project Area as set forth in Section l(f) shall be adjusted to reflect such modification or alteration.

3. TERM. The Commencement Date listed in Section 1 of this Lease represents an estimate of the Commencement Date based on the scheduled expiration date of Tenant's sublease with Synrad under a master lease between Landlord and Synrad dated as of November 27, 1996 (the "Existing Lease"). Tenant is responsible for the transition from the Existing Lease/sublease to this Lease. This Lease shall be for a term ("Lease Term") beginning on the Commencement Date and ending on the Expiration Date, unless extended or sooner terminated in accordance with the terms of this Lease. During the term of the sublease (and notwithstanding that such period is prior to the Commencement Date), all terms and conditions of this Lease relating to insurance and indemnity shall be in full force and effect and shall apply directly as between Landlord and Tenant under this Lease. As Tenant is in possession of the Premises, Tenant hereby agrees to accept the

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        Premises in the condition existing on the date of termination of the
        Existing Lease, subject only to Landlord's maintenance obligations under the Existing Lease.

4.      RENT

        a. BASE MONTHLY RENT. Tenant shall pay Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's Base Monthly Rent for January 1999, in the prorated amount of $6,306.45 and Tenant's Share of Expenses is due and payable on October 1, 1998. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and fails to cure such breach within the applicable cure period, if any, and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possession is terminated by Landlord because of Tenant's breach of the Lease, the rental abatement period shall be deemed extinguished, and there shall be immediately due from Tenant to Landlord, in addition to any damages otherwise due Landlord under the terms and conditions of the Lease, Base Monthly Rent prorated for the entirety of the rental abatement period at the average Base Monthly Rent for the Lease, plus any and all other charges (such as Expenses) that were abated during such rental abatement period.

                For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated Rents, provided herein, to the periods which correspond to the actual Rent payments as provided under the terms and conditions of this agreement.

        b.      RENT ADJUSTMENT.

                1)      COST OF LIVING ADJUSTMENT. [Intentionally Omitted.]

                2) STEP INCREASE. If Section 1.i.(2) is initialed, Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.i.(2).

        c. EXPENSES. The purpose of this Section 4.c is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall each month pay to Landlord one-twelfth (1/12) of Tenant's Share of Expenses related to the Project. As used in this Lease, "Tenant's Share" shall mean the Premises Area, as defined in Section 1.e, divided by the Project Area, as defined in Section 1.f, and "Tenant's Share of Expenses" shall mean total Expenses for the Project, multiplied by Tenant's Share, provided that Landlord may specially allocate individual expenses where and in the manner necessary, in Landlord's discretion, to appropriately reflect the consumption of the expense or service. For example where some but not all premises in the Project have HVAC, Landlord may reallocate Project Expenses for HVAC to all premises utilizing HVAC to be apportioned on a per square foot basis, or could allocate to each premises utilizing HVAC the cost of maintaining that space's individual unit. In the event the average occupancy level of the Project for any year is less than ninety five percent (95%), the actual Expenses for such year shall be proportionately adjusted to reflect those costs which Landlord estimates would have been incurred, had the Project been ninety five percent (95%) occupied during such year.


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                1)      EXPENSES DEFINED. The term "Expenses" shall mean all
                costs and expenses of the ownership, operation, maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

                        (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

                        (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

                        (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking Areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing roofs, walls, etc.

                        (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimization of increases which would have otherwise occurred).

                        (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by Rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state federal or any improvement or other district, whether such tax is (1) determined by the value of the Project or the Rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project, (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project, (5) based on any parking spaces or parking facilities provided in the Project, or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

                        (f)     Landlord agrees that Expenses as defined in
                        Section 4(c) shall not include leasing commissions; payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Project; depreciation

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                        of the capital cost of capital improvements except as
                        provided at 4(c)(1)(d); Landlord's executive salaries, management fees in excess of market rates; costs resulting from defective design or construction of the Project; costs incurred in connection with entering into new leases; or costs of disputes under existing leases. In no event shall Expenses include any charge for which Landlord receives reimbursement from insurance or from another Tenant, nor shall any item of Expense he counted more than once, nor shall Landlord collect more than one hundred percent (100%) of Expenses.

                        (g) Notwithstanding anything to the contrary contained in the Lease, the following items shall be excluded (or, as applicable, deducted) from Expenses:

                                (i)     Items, services and/or goods to the
                        extent Tenant or any other tenant, occupant, person or other party is obligated to reimburse Landlord or to pay third parties;

                                (ii) Estate, inheritance, gift, franchise and income taxes of Landlord;

                                (iii) The costs and expenses of maintenance and operation of any parking facility in or serving the Building or Project for which a separate charge is made, except to the extent that such expenses exceed any revenues for parking received from such operation;

                                (iv) Interest, fines, penalties or damages incurred by Landlord for violation of any law, late payment of taxes or assessments or under any agreement to which Landlord is a party by reason of the breach or default of Landlord;

                                (v)     Expenses incurred in connection with
                        relocating tenants in the Building or Project;

                                (vii)   Amounts received by Landlord through
                        proceeds of insurance to the extent the proceeds are compensation for Expenses that were previously charged to tenants;

                                (viii)  The cost of structural repairs and
                        replacements that are Landlord's responsibility pursuant to the terms of this Lease.

                                (ix)    The cost of repairs or other work
                        occasioned by fire, windstorm or other casualty loss in excess of the insurance proceeds therefor, provided that the deductibles under applicable insurance companies shall be chargeable as a Expense so long as Tenant's share of such deductible shall not exceed $5,000 with respect to any single loss.

                                (x) Amounts paid to an affiliate of Landlord to the extent same is in excess of the reasonable cost of said item or service in an arms length transaction.

                                (xi) Except as otherwise provided herein, the cost of items required to be capitalized under commonly accepted accounting principles, provided that where the cost of an item would be chargeable as an Expense if rented (e.g.,


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                        maintenance equipment), the amortized cost of such item
                        when purchased shall be chargeable as an Expense.

                                (xii)   The cost of remediating or defending
                        against claims in regard to the existence or release of hazardous substances or materials in the Premises or Project existing as of the Commencement Date or introduced thereafter by Landlord.

                2) ANNUAL ESTIMATE OF EXPENSES, TENANT'S SHARE. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's share of Expenses for the remainder of the calendar year, and at the commencement of each calendar year thereafter, Landlord shall estimate Tenant's Share of Expenses for the coming year by multiplying the estimated annual Project Expenses by Tenant's Share.

                3) MONTHLY PAYMENT OF EXPENSES. Tenant shall pay to Landlord, monthly in advance, as Additional Rent, one-twelfth (1/12) of the Annual Estimate of Tenant's Share of Expenses beginning on the date Tenant takes possession of the Premises. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's Share of Expenses. If the Additional Rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's Share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within 30 days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due, failure to so notify Landlord shall represent final determination of Tenant's Share of Expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to Tenant's Share of Expenses due under this Section 4.c.3.

                Tenant or its accountants shall have the right to inspect and audit Landlord's books and records with respect to this Lease once each calendar to verify actual Expenses for the prior calendar year. Tenant may not use a property manager or developer (or an affiliate of a property manager or developer) to conduct such an audit. The books and records shall be kept in accord with generally accepted accounting principles. If Tenant's audit of the Expenses reveals an overcharge of more than three percent (3%), Landlord promptly shall reimburse Tenant for the out-of-pocket cost of the audit paid to third-party auditors. Any overcharge or underpayment of Expenses shall be due from one party to the other within thirty (30) days after the amount of the overcharge or underpayment has been fixed.

                4) RENT WITHOUT OFFSET AND LATE CHARGE. As used herein, "Rent" shall mean all monetary sums due from Tenant to Landlord. All Base Monthly Rent shall be paid by Tenant to Landlord without prior notice or demand in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as landlord may designate in writing from time to time. Whether or not so designated, all other sums due from Tenant under this Lease shall constitute Additional Rent, payable without prior notice or demand when specified in this Lease, but if not specified, then within ten (10) days of demand. All Rent shall be paid without any deduction or offset whatsoever. All


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                Rent shall be paid in lawful currency of the United States of
                America. Proration of Rent due for any partial month shall be calculated by dividing the number of days in the month for which Rent is due by the actual number of days in that month and multiplying by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any Rent or other sum due from Tenant is not received within five (5) days of the date due, Tenant shall pay to Landlord an additional sum equal to 5% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent Rent or other sums, plus this late charge, shall bear interest at the rate of 18 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of Rent or other sums due by money order or cashier's check.

5.      [INTENTIONALLY OMITTED.]

6. DEPOSIT. Upon commencement of this Lease, Tenant shall deposit a security deposit as set forth in Section l.k with Landlord. If Tenant is in default, Landlord, after notice to Tenant, can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to restore the security deposit to its full amount. In no event will Tenant have the right to apply any part of the security deposit to any Rent or other sums due under this Lease. If Tenant is not in default at the expiration of termination of this Lease, Landlord shall return the security deposit to Tenant. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit.

7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting


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        the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant acknowledges that, except for Landlord's obligations pursuant to Section 13, Tenant is solely responsible for ensuring that the Premises comply with any and all governmental regulations applicable to Tenant's conduct of business on the Premises, and that Tenant is solely responsible for any alterations or improvements that may be required by such regulations, now existing or hereafter adopted. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that injure the Premises or the Project; that are a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for sleeping, washing clothes, or the preparation, manufacture or mixing of anything that emits any objectionable strong odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8.      EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE.

        a. EMISSIONS. Tenant shall not violate any Environmental Law concerning emissions. Specifically, but not by way of limitation, Tenant shall not:

                (1) Violate any Environmental Law regarding vehicle emissions;

                (2) Discharge, emit or permit to be discharged or emitted, in violation of any Environmental Law, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water;

                (3) Produce, or permit to be produced, in violation of any Environmental Law, any intense glare, light or heat;

                (4) Create, or permit to be created, in violation of any Environmental Law, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Property, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

                (5) Create, or permit to be created, in violation of any Environmental Law, any ground vibration that is discernible outside the Property; or

                (6) Transmit, receive or permit to be transmitted or received, in violation of any Environmental Law, any electromagnetic, microwave or other radiation.


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        b.     STORAGE AND USE

               (1)    STORAGE

               Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall comply with all Environmental Laws concerning storage of hazardous or toxic substances or wastes. Specifically, but not by way of limitation, where required by Environmental Laws, Tenant shall store in appropriate leak-proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may violate any Environmental Law.

               (2)    USE

               In addition, Tenant shall not use, store or permit to remain on the Property any solid, liquid or gaseous matter which is, or may become, radioactive except in compliance with Environmental Laws.

               (3)    DISPOSAL OF WASTE

                      a.     Refuse Disposal

                      Tenant shall not keep any trash, garbage, waste or other refuse on the Property except in sanitary containers and shall regularly and frequently remove same from the Property. Tenant shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

                      b.     Sewage Disposal

                      Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (a) for the disposal of anything except sanitary sewage and industrial wastewater or (b) for disposal of materials in excess of the lesser of the amount (i) reasonably contemplated by the uses permitted under this Lease or (ii) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

                      c.     Disposal of Other Waste

                      Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on or removed from the Property in compliance with Environmental Laws.

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        c.      INFORMATION. Upon request, but no more frequently than
        quarterly, Tenant shall provide Landlord with copies of all reports regarding hazardous or toxic materials in the Property that Tenant has provided to any governmental agency in the previous quarter. In the event of any accident, spill or other incident involving hazardous or toxic matter that Tenant is required to report to any governmental agency, Tenant shall report the same to Landlord as promptly as is practicable under the circumstances and supply Landlord with copies of all information and reports provided to any governmental agency. All information described herein shall be provided to Landlord regardless of any claim by Tenant that it is confidential or privileged, provided that Landlord shall not publish or disclose the information to any third party.

        d. To the best of Landlord's actual knowledge, no hazardous wastes or hazardous substances, as defined in applicable federal, state and/or local statutes or regulations are or have been in the past generated, treated, stored or discharged on or at the Premises or Project except in accordance with applicable laws; and

        Landlord will not in the future generate, treat, store or discharge such hazardous wastes or substances on or at the Premises or Project except in accordance with applicable laws. Landlord will not knowingly allow another tenant or Landlord's contractors to generate, treat, store or discharge hazardous wastes or hazardous substances on or at the Premises or Building except in accordance with applicable laws.

        e. INDEMNIFICATION. Landlord and Tenant shall each defend, indemnify and hold the other harmless from any loss, claim, liability or expense, including attorneys' fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of this Section 8.

9. SIGNAGE. All signing shall comply with reasonable rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent; provided that Tenant may install central station motion detectors, vibration sensors and point-of-entry security devices at its own expense; Tenant shall remove such devices at the termination of this Lease, and Tenant shall repair any damage caused by such removal. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

        PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

11. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. The Project's current parking ratio is 3.23 stalls per 1,000 square feet of rentable area, which shall not be reduced below three stalls per 1,000 square feet of rentable area except as may be needed to accomplish compliance with changes in governmental regulations. Occasional overnight parking of vehicles is permitted so long as they are moved at least daily. Any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

12.     UTILITIES. (Strike clause which does not apply).

        a.      OFFICE SPACE. [Intentionally Omitted.]

        b. INDUSTRIAL SPACE. Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises and not otherwise charged as part of Tenant's Share of Expenses and shall be responsible for procuring and paying for janitorial and waste disposal services. Landlord reserves the right to install separate meters for any such utility.

13. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof, the unexposed electrical, plumbing and sewerage systems, including those portions of the systems lying outside the Premises, gutters and downspouts on the Building and the heating, ventilating and air conditioning system servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of
        Section 4.c. Landlord shall also maintain, as Expenses, in good condition, the common areas, elevators, parking areas and landscaping. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, storefronts, floors, ceilings, interior and exterior doors, exterior and interior windows and fixtures and interior plumbing as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty that is not otherwise Tenant's obligation under this Lease to repair.

14. ALTERATIONS. Tenant shall not make any alterations to the Premises, or to the Project. including any change to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, whichever is later. At the time Tenant submits plans for alterations to Landlord for Landlord's approval, Tenant may request that Landlord elect whether such alterations shall be removed at the termination of this Lease, and Landlord shall make such election simultaneous with its approval of the alterations.

        Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor reasonably approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications reasonably approved by

        Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

15.     RELEASE AND INDEMNITY.

        a. TENANT INDEMNITY. Except as otherwise provided in this section, Tenant shall indemnify, defend (using legal counsel reasonably acceptable to Landlord) and save Landlord harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Landlord's personnel and overhead costs and attorneys fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation but excluding consequential damages such as lost profits) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to, any property arising out of or in connection with (i) Tenant's occupation, use or improvement of the Premises, or that of its employees, agents or contractors, (ii) Tenant's breach of its obligations hereunder, or (iii) any act or omission of Tenant or any subtenant, licensee, assignee or concessionaire of Tenant, or of any officer, agent, employee, guest or invitee of Tenant, or of any such entity in the Premises. Tenant agrees that the foregoing indemnity specifically covers actions brought by its own employees. This indemnity with respect to acts or omissions during the term of this Lease shall survive termination or expiration of this Lease. The foregoing indemnity is specifically and expressly intended to, constitute a waiver of Tenant's immunity under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide Landlord with a full and complete indemnity from claims made by Tenant and its employees, to the extent provided herein. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Premises. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 8.F AND THIS SECTION 15 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

        b. LANDLORD INDEMNITY. Except as otherwise provided in this Section 15, Landlord shall indemnify, defend (using legal counsel reasonably acceptable to Tenant) and save Tenant harmless from all claims, suits, losses, fines, penalties, liabilities and expenses (including Tenant's personnel and overhead costs and attorneys' fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation, but excluding consequential damages such as lost profits) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to, any property arising out of or in connection with any act of Landlord on the Common Areas. Landlord agrees that the foregoing indemnity specifically covers actions brought by its own employees. This indemnity with respect to actions or omissions during the term of this Lease shall survive termination or expiration of this Lease. The foregoing indemnity is specifically and expressly intended to constitute a waiver of Landlord's immunity under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide Tenant with a full and complete indemnity from claims made by Landlord and its employees to the extent of their negligence. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 15 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

        c. RELEASE. Notwithstanding any other provision of this Lease, Tenant hereby fully and completely waives and releases all claims against Landlord for any losses or other damages sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, including but not limited to: any defect in or failure of Project equipment; any failure to make repairs; any defect, failure, surge in, or interruption of Project facilities or services; any defect in or failure of Common Areas; broken glass; water leakage; the collapse of any Building component; or any act, omission or negligence of co-tenants, licensees or any other persons or occupants of the Building, provided only that the release contained in this Section 15.c shall not apply to claims for actual damage to persons or property (excluding consequential damages such as lost profits) resulting directly from Landlord's gross negligence or breach of its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. This release shall not apply to items for which Landlord has given an express indemnity.

        d. LIMITATION ON INDEMNITY. In compliance with RCW 4.24.115 as in effect on the date of this Lease, all provisions of this Lease pursuant to which Landlord or Tenant (the "Indemnitor") agrees to indemnify the other (the "Indemnitee") against liability for damages arising out of bodily injury to Persons or damage to property relative to the construction, alteration, repair, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development, or improvement attached to real estate, including the Premises, (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees, and (ii) to the extent caused by or resulting from the concurrent negligence of (a) the Indemnitee or the Indemnitee's agents or employees, and (b) the Indemnitor or the Indemnitor's agents or employees, shall apply only to the extent of the Indemnitor's negligence; PROVIDED, HOWEVER, the limitations on indemnity set forth in this Section shall automatically and without further act by either Landlord or Tenant be deemed amended so as to remove any of the restrictions contained in this Section no longer required by then applicable law.

        e. DEFINITIONS. As used in any Section establishing indemnity or release of Landlord, "Landlord" shall include Landlord, its partners, officers, employees and management agent for the Property, and "Tenant" shall include Tenant and any person or entity claiming through Tenant.

16. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and products liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its representatives, employees, invitees, and agents arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section 15. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations, including without limitation, all items of Tenant responsibility described in Section 13 in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by Insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A-IX status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy, and "premises and operations" insurance shall be on an occurrence basis; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord at least thirty (30) days before the Commencement Date. If Tenant fails at any time to maintain the insurance required by this Lease, and fails to cure such default within five (5) business days of written notice from Landlord then, in addition to all other remedies available under this Lease and applicable law, Landlord may purchase such insurance on Tenant's behalf and the cost of such insurance shall be Additional Rent due within ten (10) days of written invoice from Landlord to Tenant.

        Landlord and Tenant release and relieve the other, and waive their entire right of recovery for loss or damage to property located within or constituting a part or all of the Premises or the Project to the extent that the loss or damage is covered by (a) the injured company's insurance, or (b) the insurance the injured party is required to carry under this Article 16, whichever is greater. This waiver applies whether or not the loss is due to the negligent acts or omissions of Landlord or Tenant, or their respective officers, directors, employees, agents, contractors, or invitees. Each of Landlord and Tenant shall have their respective property insurers endorse the applicable insurance policies to reflect the foregoing waiver of claims, provided however, that the endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable.

17. DESTRUCTION. If during the term, the Premises or Project are destroyed from any cause, or rendered inaccessible or unusable from any cause such that in Landlord's reasonable estimation the Premises cannot be restored within 120 days following such destruction, then Landlord shall notify Tenant and either party may terminate this Lease by delivery of notice to the other within 30 days of receipt of Landlord's notice. If neither Landlord nor Tenant terminates this Lease as provided above, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of Base Monthly Rent and Tenant's Share of Expenses between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

18.     CONDEMNATION.

        a. TAKING. If all of the Premises are taken by Eminent Domain, this Lease shall terminate as of the date Tenant is required to vacate the Premises and all Base and Additional Rent shall be paid to that date. The term "Eminent Domain" shall include the taking or damaging of property by, through or under any governmental or statutory authority, and any purchase or acquisition in lieu thereof, whether the damaging or taking is by government or any other person. If, in the reasonable judgment of Landlord, a taking of any part of the Premises by Eminent Domain renders the remainder thereof unusable for the business of Tenant (or the cost of restoration of the Premises is not commercially reasonable), the Lease may, at the option of either party, be terminated by written notice given to the other party not more than thirty (30) days after Landlord gives Tenant written notice of the taking, and such termination shall be effective as of the date when Tenant is required to vacate the portion of the Premises so taken. If this Lease is so terminated, all Base and Additional Rent shall be paid to the date of termination. Whenever any portion of the Premises is taken by Eminent Domain and this Lease is not terminated, Landlord shall at its expense proceed with all reasonable dispatch to restore, to the extent of available proceeds and to the extent it is reasonably prudent to do so, the remainder of the Premises to the condition they were in immediately prior to such taking, and Tenant shall at its expense proceed with all reasonable dispatch to restore its personal property and all improvements made by it to the Premises to the same condition they were in immediately prior to such taking. The Base and Additional Rent payable hereunder shall be reduced from the date Tenant is required to partially vacate the Premises in the same proportion that the Rentable Area taken bears to the total Rentable Area of the Premises prior to taking.

        b. AWARD. Landlord reserves all right to the entire damage award or payment for any taking by Eminent Domain, and Tenant waives all claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to such damages and agrees to execute and deliver such further instruments of assignment as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in moving Tenant's merchandise, furniture, trade fixtures and equipment, provided, however, that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not out of or as part of Landlord's damages.

19. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord shall not unreasonably withhold for tenants meeting Landlord's then existing generally applied standards for creditworthiness and use. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 19 shall not apply to corporations the stock of which is traded through an exchange or over the counter. All rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

        Anything contained herein to the contrary notwithstanding, Landlord hereby consents to (provided that Tenant shall notify Landlord in advance of) an assignment of this Lease, or a subletting of all or part of the Premises, to (a) the parent of Tenant or to a wholly-owned subsidiary of Tenant or of such parent, (b) any corporation into which or with which Tenant may be merged or consolidated or (c) any entity to which Tenant sells all or substantially of its assets, provided that the assignee expressly assumes all of Tenant's obligations hereunder and that the net worth of the resulting entity is at least equal to the greater of
        (i) the net worth of Tenant on the date hereof, or (ii) the net worth of Tenant immediately prior to such merger, consolidation or sale of assets.

        No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) if Tenant is or becomes bankrupt or insolvent, mates an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) if in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

20. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant: (a) a failure to pay Rent or other charge when due, provided that Landlord shall not exercise any of its rights under this
        Section 20(a) until Landlord has given Tenant notice of such default and a cure period of three (3) days from receipt of such notice, and Tenant has failed to pay such rent or other charge within such cure period; (b) abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten consecutive days while in monetary default beyond the three (3) day cure period under this Lease shall be conclusively deemed an abandonment and vacation); or (c) failure to perform any other provision of this Lease, provided that Landlord shall not exercise any of its rights under this Section 20(c) until Landlord has given Tenant notice of such default and a cure period of thirty (30) days from receipt of such notice, and Tenant has failed to cure such default within such cure period, provided further that if more than thirty (30) days are required to complete such performance, the cure period shall not be deemed to have run so long as Tenant commences to cure such default within the thirty (30) day period and thereafter diligently pursues its completion. The notice required by this Section is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

21. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law):
        Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from
        Tenant: (1) the worth of the unpaid Rent that had been earned at the time of termination of Tenant's right to possession; (2) the worth of the amount of the unpaid Rent that would have been earned after the date of termination of Tenant's right to possession; (3) any other amount, including but not limited to, expenses incurred to relet the Premises, court, attorney and collection costs, necessary to compensate Landlord for all detriment caused by Tenant's default. "The Worth," as used for Item (1) in this Paragraph 21 is to be computed by allowing interest at the rate of 18 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. "The Worth" as used for Item (2) in this Paragraph

        21 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

22. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times and after reasonable prior notice to Tenant except in an emergency when no notice is required for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) to post "for sales sign" at any time during the term, to post "for rent" or "for lease" signs during the last 90 days of the term, or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises, at any time during the last ninety (90) days of the term; or
        (e) to repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, or nuisance arising out of Landlord's entry onto the Premises as provided in this Section 22. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any rights reserved in this Section 22 provided such exercise does not materially interfere with Tenant's use of the Premises. Landlord shall conduct his activities on the Premises as provided herein in a commercially reasonable manner as to limit inconvenience, annoyance or disturbance to Tenant to the maximum extent practicable. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

23. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to
        (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any reasonable additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust.

        Landlord and Tenant, within ten days from notice from the other, shall execute and deliver to the other, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly Rent, the dates to which Rent has been paid in advance, and the amount of any security deposit and prepaid Rent. Failure to deliver this certificate within ten days shall be conclusive that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate.

24. NOTICE. Any notice, demand or request required hereunder shall be given in writing to the party's facsimile number or address set forth in
        Section 1 hereof by any of the following means: (a) personal service;
        (b) electronic communication, whether by telex, telegram or facsimile;
        (c) overnight courier; or (d) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as above provided. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means with electronic confirmation of receipt. Any notice, demand or request sent pursuant to subsection (c) hereof shall be deemed received on the business day immediately following deposit with the overnight courier and, if sent pursuant to subsection (d), shall be deemed received forty-eight (48) hours following deposit in the U.S. mail.

25. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord or Tenant shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or reader unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease. TENANT SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, WHERE TENANT HAS RECEIVED A NOTICE TO CURE DEFAULT (WHETHER RENT OR NON-RENT), NO ACCEPTANCE BY LANDLORD OF RENT SHALL BE DEEMED A WAIVER OF SUCH NOTICE, AND, INCLUDING BUT WITHOUT LIMITATION, NO ACCEPTANCE BY LANDLORD OF PARTIAL RENT SHALL BE DEEMED TO WAIVE OR CURE ANY RENT DEFAULT. LANDLORD MAY, IN ITS DISCRETION, AFTER RECEIPT OF PARTIAL PAYMENT OF RENT, REFUND SAME AND CONTINUE ANY PENDING ACTION TO COLLECT THE FULL AMOUNT DUE, OR MAY MODIFY ITS DEMAND TO THE UNPAID PORTION. IN EITHER EVENT THE DEFAULT SHALL BE DEEMED UNCURED UNTIL THE FULL AMOUNT IS PAID IN GOOD FUNDS.

26. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 14 herein and damage by fire or other casualty that is not otherwise Tenant's responsibility under this Lease to repair. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal or disposal of Tenant's personal property.

        If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable as provided under Washington law, by either party. All provisions of this Lease, except those pertaining to term and Rent, shall apply to the month- to-month tenancy. During any holdover term, Tenant shall pay Base Monthly Rent in an amount equal to 125% of Base Monthly Rent for the last full calendar month during the regular term plus 100% of Tenant's share of Expenses pursuant to Section 4.c.3.

27. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, Landlord's liability under this Lease shall be limited to, and Tenant shall look only to Landlord interest in the Project and the rents and proceeds thereof.

28.     BUILDING PLANNING. [Intentionally omitted.]

29.     MISCELLANEOUS PROVISIONS.

        a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

        b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 19 herein.

        c. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld or conditioned by Landlord in its sole and absolute discretion.

        d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in
                Section 1, who shall be compensated by Landlord. Landlord and Tenant recognize that it is possible that they may hereafter make additional agreements regarding further extension or renewal of this Lease or a new lease or leases for all or one or more parts of the Premises or other space in the Project for a term or terms commencing after the Commencement Date of this Lease. Landlord and Tenant recognize that it is also possible that they may hereafter modify this Lease to add additional space or to substitute space as part of the Premises. If any such additional agreements, new leases or modifications to this Lease are made, Landlord shall not have any obligation to pay any compensation to any real estate broker or to any other third person engaged by Tenant to render services to Tenant in connection with negotiating such matters, regardless of whether under the circumstances such person is or is not regarded by the law as an agent of Landlord.

        e. OTHER CHARGES. If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to Rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent Rent.

        f. FORCE MAJEURE. Landlord shall not be deemed in default hereof nor liable for damages arising from its failure to perform its duties or obligations hereunder if such is due to causes beyond its reasonable control, including, but not limited to, acts of God, acts of civil or military authorities, fires, floods, windstorms, earthquakes, strikes or labor disturbances, civil commotion, delays in transportation, governmental delays or war.

        g. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto as Exhibit E, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord so long as such modifications to the Rules and Regulations do not unreasonably interfere with Tenant's business operations or diminish Tenant's express rights under this Lease. Landlord shall not be responsible to Tenant for the violation or non- performance by any other tenant or occupant of the building or Project of said tenant or occupant's lease or of any of said Rules and Regulations.

        h. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability arising under this Lease after the date of such conveyance, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord arising under this Lease after the date of such conveyance.

        i. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

        j. CLEAN AIR ACT. Tenant acknowledges that Landlord has not made any portion of the Premises or the Building accessible for smoking in compliance with WAC 296-62-12000. If Tenant wishes to make any portion of the Premises accessible for smoking, Tenant shall make all improvements necessary to comply with all applicable governmental rules and regulations. Tenant acknowledges that the indemnity contained in Section 15 of the Lease includes, but is not limited to claims based on the presence of tobacco smoke as a result of the activities of Tenant, its employees, agents, or guests.

30.     EARLY TERMINATION.

        Tenant shall have a one time right to terminate this Lease effective the last day of the 18th month of the Lease Term (the "Early Termination Date") by providing Landlord with at least six (6) months prior written notice of its intent and by paying, not later than the Early Termination Date, an early termination fee of Fourteen Thousand Nine Hundred Dollars ($14,900). Upon Tenant's compliance with such requirements, the Lease shall terminate on the Early Termination Date as by expiration of its term.

31. OPTION TO RENEW. Tenant is granted the right to extend the term of this Lease beyond the expiration date of the initial Lease Term for one (1) successive period of eighteen (18) months (the "Extended Term"). Tenant shall exercise this right by giving Landlord written notice thereof not less than one hundred eighty (180) days prior to the expiration of the initial Lease Tenn. If Tenant has defaulted in its obligations under this Lease, and failed to cure such defaults within any applicable cure period, then Tenant's right to extend the Lease for the Extended Term shall automatically terminate. Tenant's right to extend the Lease for the Extended Term is personal to Tenant and may not be exercised by any subtenant or assignee of Tenant. Tenant's extension rights shall apply to all of the Premises under lease to Tenant at the time. From and after the commencement of the Extended Term, all of the terms, covenants, and conditions of the Lease shall continue in full force and effect as written, except that there shall be no further right to renew, and Base Rent for the Extended Term shall be adjusted based upon the increase in the Consumer Price Index, all Urban Consumers, for the Seattle/Tacoma SMSA, published by the United States Department of Labor, Bureau of Labor Statistics ("Index") which last published as of the Commencement Date ("Beginning Index"). The corresponding index ("Extension Index") which is last published as of the first day of the Extended Term shall be used as a comparison in determining the amount of the Base Rent Increase. Beginning with the rent due in the first month of the Extended Term, the Base Monthly Rent shall be increased to equal the product achieved by multiplying the Basic Monthly Rent due with respect to that first paying month of the initial term by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index, provided that in no event shall the Base Monthly Rent for the Extended Term be less than the Base Monthly Rent for the last month of the initial term.

                       LANDLORD:      NORTH CREEK ASSOCIATES, a Joint Venture

                             BY: Metropolitan Life Insurance Company, a New York Corporation, General Partner

                                      BY:     AEW Real Estate Advisors, L.P., a
                                              Massachusetts limited partnership,
                                              its duly authorized and acting
                                              asset manager

                                      BY:  /s/ [Illegible]
                                         -----------------------------------

                                      ITS: Vice President
                                          ----------------------------------


                             BY: KOLL NORTH CREEK ASSOCIATES, a California general partnership, General Partner

                                      BY:     THE KOLL COMPANY, a California
                                              Corporation
                                              Managing Partner

                                      BY:  /s/ John J. Shephard, Jr.
                                           -------------------------------------
                                           John J. Shephard, Jr.

                                      ITS: Vice President

                         TENANT: EDEN BIOSCIENCE CORPORATION, a Washington Corporation

                                      By:  /s/ Jerry L. Butler
                                           -------------------------------------
                                           Jerry L. Butler
                                      Its: President
                                           -------------------------------------

COMMONWEALTH OF MASSACHUSETTS       )
                                    )
COUNTY OF SUFFOLK                   )

        On April 7, 1997, before me, the undersigned, a Notary Public in and for said Commonwealth personally appeared /s/ Robert E. Maloney, personally known to me (or proved to me on the basis of satisfactory evidence ) to be the person who executed the within instrument as /s/ Vice President, as his/her free act and deed, of /s/ AEW Real Estate Advisors, Limited Partnership a Massachusetts Limited Partnership ("AEWLP"), as duly authorized asset manager and advisor to Metropolitan Life Insurance Company, a Massachusetts corporation, the corporation therein named, pursuant to its bylaws or a resolution of its board of directors, said corporation being known to me to be one of the joint ventures of North Creek Associates, a Joint Venture, the joint venture that executed the within instrument, and acknowledged to me that AEWLP, executed the within instrument on behalf of Metropolitan Life Insurance Company as such joint venturer and that such joint venture executed the same, all as their free act and deed.

                                     WITNESS my hand and official seal

                                     /s/ Linda M. Kessler
                                     -------------------------------------------

                                     Notary Public in and for said Commonwealth
                                     My Commission Expires May 22, 2003



STATE OF Washington          )
                             )
COUNTY OF King               )

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 1st day of April, 1997, before me personally appeared John J. Shepherd, Jr. to be known to be a Vice President of The Koll Company, the Corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposed therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said Corporation.

WITNESS my hand and seal hereto affixed the day and year first above written.

                                    /s/ Lorna M. Faxon
                                    --------------------------------------------
                                    NOTARY PUBLIC in and for the
                                    State of Washington
                                    residing at Bellevue
                                    My commission expires:  6/2/97

STATE OF Washington          )
                             )
COUNTY OF King               )

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 31st day of March, 1997, before me personally appeared /s/ Jerry Butler to be known to be the President of /s/ Eden Bioscience, the Corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposed therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said Corporation.

WITNESS my hand and seal hereto affixed the day and year first above written.

                                    /s/ Lorna M. Faxon
                                    -----------------------------------------
                                    NOTARY PUBLIC in and for the
                                    State of Washington
                                    residing at Bellevue
                                    My commission expires:  6/2/97

                                   EXHIBIT A
                                OUTLINE OF FLOOR
                                PLAN OR PREMISES

                                   [DIAGRAM]

                                   EXHIBIT B
                                  THE PROJECT

                                   [DIAGRAM]

                               LEGAL DESCRIPTION

That portion of the west half of the northwest quarter of Section 4, Township 26 North, Range 5 East, W.M., in King County, Washington described as follows:

Commencing at the northwest corner of said subdivision; thence S88 23'59"E along the north line thereof 571.37 feet to the True Point of Beginning; thence continuing along said north line 709.35 feet to the west line of the east 40.00 feet of said subdivision; thence S00 39'40"W along said east line 539.02 feet to a point of curve; thence along said curve to the right, having a radius of
50.00 feet, through a central angle of 90 56'02", an arc distance of 79.35 feet; thence N88 24'18"W 668.14 feet to a point which bears S01 35'42"W from the True Point of Beginning; thence N01 35'42"E 589.83 feet to the True Point of Beginning.

                                  "EXHIBIT "C"

                                  SIGN CRITERIA
                         KOLL NORTH CREEK BUSINESS PARK

        The sign criteria has been established for the purpose of maintaining the overall appearance of Koll North Creek Business Park. It must comply with the covenants, conditions and restrictions of Koll North Creek Business Park. Conformation will be strictly enforced. Any sign installed without approval of the landlord will be brought into conformity at the expense of the Tenant.

                                  REQUIREMENTS

1.      Landlord shall provide the following signage at no cost to Tenant:

        a) Tenant's name and suite number on all exterior project directories and one (l) mailbox.

        b)      Tenant's suite number on front entry glass.

        c) Tenant's name and suite number on rear transome glass where applicable.

Tenant shall be responsible for the construction and installation of building mounted company signs where applicable.

All signage shall be approved and according to the Landlord's discretion.

                                 SPECIFICATIONS

1. The Tenant sign order attached provides the sign guidelines. The signs will be located on or above the window closest to the front door.

2. The style, color and size of the individual company's name shall be standard and in conformity to the landlord's approval. (See attached sign order).

3. The placement of the sign and attachment to the building will be directed by the Landlord. (See attached sign order).

4.      No electrical or audible signs will be permitted.

5. Except as provided herein, no advertising placecards, banners, pennants, names, insignia trademarks or other descriptive material shall be affixed or maintained upon the glass panes, exterior walls, landscaped areas, street, or parking areas.

                                    DIRECTORY

1.      Each Tenant shall be allowed a space on the building directory sign.

2. Method of attachment, location, color and size shall be in standard conformity and shall be solely up to the Landlord's approval

                                MEZZANINE TENANTS

1. Each mezzanine Tenant shall be allowed a space on the monument sign located at the entrance to the mezzanine stairs.

Please contact:

                             KOLL NORTH CREEK

                             19515 North Creek Parkway
                             Suite 214
                             Bothell, WA 98011
                             (206) 343-7960

                                    EXHIBIT D
                              (PREMISES CONDITION)

        BLDG/UNIT:  5/All

                             QUANTITY AND/OR SIZE
                             HEIGHT, LENGTH, ETC.

        ITEM:

                 STANDARD IMPROVEMENTS ONLY
        ---------
           XX    STANDARD IMPROVEMENTS PLUS THOSE SHOWN BELOW
        ---------

        PARTITIONS:

        CEILINGS:

        DOORS:

        FLOOR COVERING:

        PLUMBING:

        LIGHTS:

        SWITCHES:

        WALL ELECTRICAL OUTLETS:

        TELEPHONE OUTLETS:

        AIR CONDITIONING OR VENT FAN:

        AIR CONDITIONING HOOK UP:

        WATER HEATER:

        PAINTING:

        OTHER: Tenant accepts space in "as is" condition.

                                    EXHIBIT E
                             (RULES AND REGULATIONS)

        1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the building or Project without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

        2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

        3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Project. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

        4. The directory of the building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

        5. Landlord will furnish Tenant, free of charge, with five keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

        6. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

        7. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

        8. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

        9. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

        10. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

        11. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the building.

        12. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the building and has a pass or is property identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the building of any person. Landlord reserves the right to prevent access to the building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

        13. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the building or by Landlord for noncompliance with this rule.

        14. Tenant shall not obtain for use on the Premises ices, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

        15. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

        16. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

        17. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

        18. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

        19. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

        20. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

        21. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

        22. Tenant shall store all its trash and garbage within its premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

        23. The Premise shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectional purpose. No cooking shall be done or permitted on the Premises without landlord's consent, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and


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

                similar beverages or use of microwave ovens for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable, federal, state county and city laws, codes, ordinances, rules and regulations.

        24. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the building or Project.

        25. Without the written consent of Landlord, Tenant shall not use the name of the building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

        26. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        27. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

        28. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

        29. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

        30. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

        31. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional Rules and regulations which are adopted.

        32. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

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